SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                            PATRICK INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:

   4) Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 South 14th Street
                                  P. O. Box 638
                             Elkhart, Indiana 46515
                                  219-294-7511

                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 1997

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Thursday, May 15, 1997 at 10:30 a.m., Mishawaka time, for the following purposes:

  1. To elect three directors of the Company to serve until 2000.

  2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on March 21, 1997, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

  Whether or not you expect to attend the meeting, you are urged to sign, date and return the enclosed proxy in the enclosed envelope.

                       By Order of the Board of Directors,




                                 KEITH V. KANKEL
                                    SECRETARY




April 10, 1997




PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.


                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P. O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                          _____________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 15, 1997

                         _______________________________

  This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 10, 1997, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 15, 1997 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

  The Annual Report to shareholders for the year ended December 31, 1996, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

  Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 21, 1997, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 5,965,266 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

  The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Broker non-votes will have no effect on any matter at the Annual Meeting.

  The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.


  Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 11, 1997. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to a meeting at which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

  The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                                                                 NUMBER OF
                                                                                                  SHARES
                                                                                               BENEFICIALLY    PERCENT
                               NAME AND ADDRESS OF BENEFICIAL OWNER                                OWNED      OF CLASS

                           Mervin D. Lung  . . . . . . . . . . . . . . . . . . . . . . . . .      987,786     16.54%(1)
                             Chairman of the Company
                             P.O. Box 638
                             Elkhart, Indiana 46515

                           FMR Corp  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                             82 Devonshire Street
                             Boston, Massachusetts 02109                                          617,500     10.35%
                           Heartland Advisors, Inc . . . . . . . . . . . . . . . . . . . . .
                             790 North Milwaukee Street
                             Milwaukee, Wisconsin 53202                                           869,000     14.57%
                           Directors and Executive Officers as a group (10 persons)  . . . .    1,263,686     21.05%(2)
__________

(1) Includes 7,500 shares held under options exercisable within 60 days of the record date of the annual meeting.

(2)  The stock ownership of the executive officers named in the Summary
     Compensation Table is set forth under the heading "Election of Directors."


            SECTION 16(A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% stockholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1996, except for Mervin D. Lung and David D. Lung. Mervin D. Lung was late in filing two Form 5s which reported various gifts of Common Stock by Mr. Lung. David D. Lung was late in filing one Form 5 which reported the receipt of Common Stock gifted by Mervin D. Lung.



                              ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 1997 Annual Meeting three directors will be elected to hold office until the 2000 Annual Meeting or until their successors are duly elected and qualified.

  It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

  The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 21, 1997, has been furnished by the nominees and directors continuing in office:


                                                                                           COMMON      PERCENT
                                                                               FIRST       STOCK          OF
                                                                                YEAR       OF THE       COMMON
         NAME AND AGE                       PRINCIPAL OCCUPATION              ELECTED     COMPANY       STOCK
                                          AND OTHER DIRECTORSHIPS             DIRECTOR    OWNED(1)      OWNED
 Nominees to Serve Until the 2000 Annual Meeting:
 Thomas G. Baer, 65  . . . .    Vice President of Operations since              1970       10,508(2)     less
                                1975 and a Director of ITEX Corp.                                        than
                                (bartering company).                                                      1%

 Merlin D. Knispel, 65 . . .    Retired Vice President and Chief                1985       24,300        less
                                Operating Officer of Vitco, Inc.                                         than
                                (porcelain enameler) since 1986.                                          1%

 David D. Lung, 49 . . . . .    President (Chief Operating Officer)             1977       80,506(2)    1.35%
                                since 1989, Vice President of
                                Administration and Purchasing since
                                1987. Son of Mervin D. and Dorothy M.
                                Lung.

 Directors to Serve Until the 1999 Annual Meeting:
 Clyde H. Keith, 84  . . . .    Retired trustee of Closed-End Funds             1981       33,200        less
                                and Variable Annuity Funds, retired                                      than
                                former Chairman of the Board of an                                        1%
                                investment banking firm.

 Dorothy M. Lung, 69 . . . .    Vice President and Director of Gano             1986       33,600        less
                                Plywood, Inc. (construction                                              than
                                materials), wife of Mervin D. Lung                                        1%
                                and mother of David D. Lung.

 Robert C. Timmins, 75 . . .    Vice President and Director of                  1987       33,300        less
                                Emerson Musical Instruments, Inc.                                        than
                                (flutes and piccolos) since 1985, and                                     1%
                                CPA and Partner of McGladrey & Pullen
                                (certified public accountants) until
                                1985.

 Directors to Serve Until the 1998 Annual Meeting:
 Keith V. Kankel, 54 . . . .    Vice President of Finance since 1987            1977       24,186(2)     less
                                and Secretary-Treasurer since 1974.                                      than
                                                                                                         1%

 Mervin D. Lung, 74  . . . .    Chairman (Chief Executive Officer) in           1961      987,786(2)    16.54%
                                1989, President since incorporation
                                in 1961 until 1989, husband of Dorothy

                                M. Lung and father of David D. Lung.
 John H. McDermott, 65 . . .    President of John H. McDermott, P.C.,           1969       23,000        less
                                a partner in the Chicago, Illinois                                       than
                                law firm of McDermott, Will & Emery,                                      1%
                                which firm has been retained by the
                                Company since 1968 for certain legal
                                matters.

 Harold E. Wyland, 60  . . .    Vice President of Sales since 1990.             1989       13,300(2)     less
                                National Sales Manager since 1987.                                       than
                                                                                                          1%
__________

(1) Each individual has sole voting and dispositive power over the shares indicated.

(2) Includes 7,500 shares held under stock options exercisable within 60 days of the record date of the annual meeting.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                           SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                           SECURITIES           ALL OTHER
                                        ANNUAL COMPENSATION                UNDERLYING         COMPENSATION
 NAME AND PRINCIPAL POSITION        YEAR     SALARY ($)    BONUS ($)     OPTIONS(#)(1)           ($)(2)
 Mervin D. Lung  . . . . . . . .    1996        208,948     220,843                                 950
   Chairman and CEO                 1995        202,784     223,745                                 924

                                    1994        193,163     215,372          10,000                 924
 David D. Lung . . . . . . . . .    1996        174,128     220,843                                 950
   President and COO                1995        169,158     223,745                                 924
                                    1994        161,105     215,372          10,000                 924
 Thomas G. Baer  . . . . . . . .    1996        121,858     220,843                                 950
   Vice President of Operations     1995        118,648     223,745                                 924
                                    1994        112,966     215,372          10,000                 924
 Keith V. Kankel . . . . . . . .    1996        121,858     220,843                                 950
   Vice President of Finance        1995        118,648     223,745                                 924
                                    1994        112,966     215,372          10,000                 924

 Harold E. Wyland  . . . . . . .    1996        121,858     220,843                                 950
   Vice President of Sales          1995        118,648     223,745                                 924
                                    1994        112,966     215,372          10,000                 924
__________

(1) The options are for a term of six years and become exercisable at the rate of twenty-five percent (25%) per year at the end of the first year. The option plan permits the optionee to pay for exercise with Common Stock and to pay withholding tax with shares acquired on exercise.

(2)  Company contributions to 401(k) Savings Plan.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                             NUMBER OF
                                                                             SECURITIES          VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                            UNEXERCISED        IN-THE-MONEY
                                                                           OPTIONS AT FY-     OPTIONS AT FY-
                                       SHARES                                 END (#)            END ($)*
                                    ACQUIRED ON                             EXERCISABLE/       EXERCISABLE/
     NAME                           EXERCISE (#)   VALUE REALIZED ($)      UNEXERCISABLE      UNEXERCISABLE
 Mervin D. Lung  . . . . . . . .       30,000           $333,075            7,500/2,500       $32,813/10,938
 David D. Lung . . . . . . . . .       15,000            148,725            7,500/2,500        32,813/10,938

 Thomas G. Baer  . . . . . . . .                                            7,500/2,500        32,813/10,938
 Keith V. Kankel . . . . . . . .       15,000            178,725            7,500/2,500        32,813/10,938
 Harold E. Wyland  . . . . . . .        7,500             88,425            7,500/2,500        32,813/10,938
__________

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.


  Under the Patrick Industries, Inc. 1987 Stock Option Program, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. During 1996 no stock options were granted.

  The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 40% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $52,000 per year for David D. Lung, Harold E. Wyland, Keith V. Kankel, and Thomas G. Baer and $70,000 per year for Mervin D. Lung. The cost of these agreements is being funded with insurance contracts purchased by the Company that have cash value additions greater than the premiums.

BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors has an Audit Committee comprised of Clyde H. Keith, Merlin D. Knispel and Robert C. Timmins, who are not employees of the Company, and Mervin D. Lung and Keith V. Kankel, who are employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statement, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. The Audit Committee met four times during 1996.

  The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Clyde H. Keith and Robert C. Timmins. The Stock Option Committee did not meet in 1996.

  The Board of Directors also has a Compensation Committee which met twice in 1996 and their actions are described on the following pages of this Proxy Statement.

  The Board of Directors had four meetings in 1996 and all directors attended at least three meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. On a bi-annual basis in May, each non-employee director is automatically granted a restricted stock award for 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for two years or earlier upon certain events.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

  The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of stockholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

  Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive officer is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

  The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and others in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

  The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share equally in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 1996, a bonus pool of $1,104,215 was split equally among all executive officers. The basis for this bonus pool in 1996 was
5.9 percent of the Company's 1996 income before taxes. This formula has been in use for over ten years, but the rate was reduced by 1% in 1995, and 1/2% in 1996.

STOCK OPTIONS

  On an ongoing basis the Company has used stock options as a long-term incentive program for executives and key employees. The Stock Option Committee of the Board granted options in 1994 of 10,000 shares to each officer. No options were granted in 1996.

     Merlin D. Knispel
     David D. Lung
     Mervin D. Lung
     John H. McDermott

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mervin D. Lung is Chairman and Chief Executive Officer of the Company and David D. Lung is President and Chief Operating Officer of the Company. Mervin D. Lung and David D. Lung did not participate in the final decisions with respect to their compensation. John H. McDermott is President of John H. McDermott, P.C., a partner in the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

  The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman, under an agreement which expires September 30, 2005, with an option to renew for three years. The agreement provides for monthly rental of $27,801, and the payment of property taxes and insurance premiums on the property. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 1999, with an option to renew for five years. The agreement provides for monthly rental of $24,300, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on March 31, 1999 with options to renew for three years. The agreements provide for monthly rentals of $10,530, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on August 31, 1997, October 31, 1997, and July 31, 1998 with options to renew for three years. The agreements provide for monthly rentals of $23,528, and the payment of property taxes and insurance premiums on the property. The Company also leases an aircraft from Mr. Lung under an agreement that expires on June 13, 2002. The agreement provides for monthly rentals of $24,350, and the payment of insurance premiums and maintenance on the aircraft.

  Mr. Lung owns a building supply firm which does not serve the manufactured housing and recreational vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 1996, purchases from such firm totaled $129,200 and sales to such firm totaled $47,700.

  The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.



                               PERFORMANCE GRAPH*

  Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 31, 1991 and ended December 31, 1996. This graph assumes that $100 was invested on December 31, 1991 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                            PATRICK INDUSTRIES, INC.




                                     [graph]


                                                               12/31/91  12/31/92  12/31/93  12/30/94  12/29/95 12/31/96


                  Patrick Industries, Inc.                       100.00   220.0     765.0    480.0     863.2    927.0

                  CRSP Index for Nasdaq Stock Market (US         100.0    116.4     133.6    130.6     184.7    227.2
                  Companies)

                  CRSP Index for Lumber and wood products        100.0    101.1     196.5    137.6     183.4    248.2
                  (except furniture)


                              LEGEND
 NOTES:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to $100.0 on 12/31/91.

* Prepared by Center for Research in Securities Prices, University of Chicago/Graduate School of Business.




                             ACCOUNTING INFORMATION

  The Company's Certified Public Accountants for the year 1996 were McGladrey & Pullen, and such firm has been selected by the Board of Directors to audit the Company's accounts for the year 1997. McGladrey & Pullen is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                       By Order of the Board of Directors




                                 KEITH V. KANKEL
                                    Secretary

April 10, 1997



PROXY                       PATRICK INDUSTRIES, INC.                       PROXY
          1800 South 14th Street, P.O. Box 638, Elkhart, Indiana 46515
          This Proxy is Solicited on Behalf of the Board of Directors.

 The undersigned hereby appoints Mervin D. Lung and Thomas G. Baer, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Thursday, May 15, 1997, and at any adjournment thereof, with the same authority as if the undersigned were personally present.
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THE DIRECTORS FAVOR A VOTE "FOR" THE ELECTION OF DIRECTORS.


                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY USING THE RETURN ENVELOPE.

                  (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------
                            PATRICK INDUSTRIES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

 1. ELECTION OF DIRECTORS.                    2. In their discretion,
    David D. Lung, Thomas G. Baer, 		 the Proxies are
    Merlin D. Knispel                            authorized to vote upon
                                                 such other business as
                                                 may properly come
                                                 before the meeting.

                              For All
             For    Withheld  Except Nominees written below
             / /      / /     / /

                              _______________________
                              Nominee Exception


                                                   _______________________
                                                   Signature

                                                   _______________________
                                                   Signature (if held
                                                   jointly)

                                                   Dated: ________, 1997
                                                   Please sign exactly as
                                                   name appears hereon.
                                                   For joint accounts, all
                                                   tenants should sign.
                                                   Executors, Administrators,
                                                   Trustees, etc., should
                                                   so indicate when signing.